Earnings Presentation FOURTH QUARTER 2019 RESULTS Contact: (email) Chuck.Shaffer@SeacoastBank.com (phone) 772.221.7003 (web) www.SeacoastBanking.com

Cautionary Notice Regarding Forward-Looking Statements This press release contains “forward-looking statements” within the meaning, and protections, of Section of assumptions and estimates, as well as differences in, and changes to, economic, market and credit 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, conditions; the impact on the valuation of our investments due to market volatility or counterparty without limitation, statements about future financial and operating results, cost savings, enhanced payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements revenues, economic and seasonal conditions in our markets, new initiatives and improvements to for banking organizations generally; the risks of mergers, acquisitions and divestitures, including our reported earnings that may be realized from cost controls, tax law changes, and for integration of banks ability to continue to identify acquisition targets and successfully acquire desirable financial institutions; that we have acquired, or expect to acquire, as well as statements with respect to Seacoast's objectives, changes in technology or products that may be more difficult, costly, or less effective than anticipated; strategic plans, including Vision 2020, expectations and intentions and other statements that are not our ability to identify and address increased cybersecurity risks; inability of our risk management historical facts. Actual results may differ from those set forth in the forward-looking statements. framework to manage risks associated with our business; dependence on key suppliers or vendors to obtain equipment or services for our business on acceptable terms; reduction in or the termination of Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, our ability to use the mobile-based platform that is critical to our business growth strategy; the effects expectations, anticipations, assumptions, estimates and intentions about future performance, and of war or other conflicts, acts of terrorism, natural disasters or other catastrophic events that may affect involve known and unknown risks, uncertainties and other factors, which may be beyond our control, general economic conditions; unexpected outcomes of, and the costs associated with, existing or new and which may cause the actual results, performance or achievements of Seacoast to be materially litigation involving us; our ability to maintain adequate internal controls over financial reporting; potential different from future results, performance or achievements expressed or implied by such forward-looking claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, statements. You should not expect us to update any forward-looking statements. regulatory proceedings and enforcement actions; the risks that our deferred tax assets could be reduced if estimates of future taxable income from our operations and tax planning strategies are less than All statements other than statements of historical fact could be forward-looking statements. You can currently estimated and sales of our capital stock could trigger a reduction in the amount of net operating identify these forward-looking statements through our use of words such as “may”, “will”, “anticipate”, loss carryforwards that we may be able to utilize for income tax purposes; the effects of competition “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” or other similar words and unions, securities brokerage firms, insurance companies, money market and other mutual funds and expressions of the future. These forward-looking statements may not be realized due to a variety of other financial institutions operating in our market areas and elsewhere, including institutions operating factors, including, without limitation: the effects of future economic and market conditions, including regionally, nationally and internationally, together with such competitors offering banking products and seasonality; governmental monetary and fiscal policies, including interest rate policies of the Board of services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the Governors of the Federal Reserve, as well as legislative, tax and regulatory changes; changes in accounting establishment of reserves for possible loan losses. policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and All written or oral forward-looking statements attributable to us are expressly qualified in their entirety liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the by this cautionary notice, including, without limitation, those risks and uncertainties described in our impact of LIBOR calculations on securities and loans; changes in borrower credit risks and payment annual report on Form 10-K for the year ended December 31, 2018 under “Special Cautionary Notice behaviors; changes in the availability and cost of credit and capital in the financial markets; changes in Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. the prices, values and sales volumes of residential and commercial real estate; our ability to comply with Such reports are available upon request from the Company, or from the Securities and Exchange any regulatory requirements; the effects of problems encountered by other financial institutions that Commission, including through the SEC’s Internet website at www.sec.gov. adversely affect us or the banking industry; our concentration in commercial real estate loans; the failure FOURTH QUARTER 2019 EARNINGS PRESENTATION 2

Seacoast Has a Valuable and Growing Florida Franchise Seacoast Customer Map • $7.1 billion in assets as of • Highly disciplined credit portfolio December 31, 2019, operating in the nation’s third-most populous state • Prudent liquidity position • Strong and growing presence in four of Florida’s most attractive MSAs • Strong capital position • #1 Florida-based bank in the Orlando MSA • Steady increase in shareholder value • Growing share in West Palm Beach with tangible book value per share increasing 20% year-over-year • #2 share in Port St Lucie MSA • Growing presence in Tampa MSA • Active board with a diverse range of • Market Cap: $1.6 billion as of experience and expertise December 31, 2019 Valuable Florida Franchise with Disciplined Growth Strategy, Benefiting from Fortress Balance Sheet with Robust Capital Generation, Prudent Liquidity Position, and Strict Credit Underwriting FOURTH QUARTER 2019 EARNINGS PRESENTATION 3

Fourth Quarter Highlights • Net income for the fourth quarter of 2019 was $27.2 million, an increase of 6% compared to the third quarter of 2019 and 70% compared to the fourth quarter of 2018. For the year ended December 31, 2019, net income was $98.7 million, or $1.90 per diluted share, compared to $67.3 million, or $1.38, for the year ended December 31, 2018. • Adjusted net income1 for the fourth quarter of 2019 was $26.8 million, a decrease of 3% compared to the third quarter of 2019 and an increase of 12% compared to the fourth quarter of 2018. For the year ended December 31, 2019, adjusted net income1 was $104.6 million, or $2.01 per diluted share, compared to $79.1 million, or $1.62, for the year ended December 31, 2018. • Earnings per diluted share totaled $0.52 on a GAAP basis and $0.52 on an adjusted basis1 for the quarter. • On a GAAP basis, the quarter ended at 1.66% Return on Tangible Assets (ROTA) and 15.0% Return on Average Tangible Common Equity (ROTCE). On an adjusted basis, fourth quarter results were 1.57% adjusted ROTA1 and 14.2% adjusted ROTCE1. • Steadily building shareholder value through consistent growth in tangible book value per share, ending the period at $14.76, an increase of 20% compared to the prior year. • Efficiency ratio improved to 48.4% compared to 48.6% in the prior quarter and 65.8% in the fourth quarter of 2018. The adjusted efficiency ratio1 improved to 47.5% compared to 49.0% in the prior quarter and 54.2% in the fourth quarter of 2018. • Full year adjusted revenues1 increased 14% compared to the prior year while adjusted noninterest expense1 increased 3%, generating 11% operating leverage. • New loan originations were $587 million compared to $488 million in the prior quarter, resulting in net loan growth of 17% on an annualized basis. • Cost of deposits declined to 0.61% from 0.73% in the prior quarter and transaction accounts grew 7% year-over-year, reflecting continued growth in core customer balances. FOURTH QUARTER 2019 EARNINGS PRESENTATION 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP 4

Net Interest Income1 and Margin ($ In Thousands) $60,100 $60,861 $60,219 $61,027 $61,846 4.00% 4.02% 3.94% 3.89% 3.84% 3.73% 3.76% 3.67% 3.64% 3.63% 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 Net Interest Income Net Interest Margin NIM, excluding accretion on acquired loans • Net interest income1 totaled $61.8 million, up $0.8 million or 1% from the prior quarter and up $1.7 million or 3% from the fourth quarter of 2018. Net interest margin1 decreased 5 basis points to 3.84% quarter-over-quarter. • Despite a lower rate environment, the net interest margin excluding accretion on acquired loans decreased only 1 basis point. FOURTH QUARTER 2019 EARNINGS PRESENTATION 1Calculated on a fully taxable equivalent basis using amortized cost 5

Noninterest Income

Noninterest Income (in thousands)


BOLI
Other Income[2]
SBA Gains
Mortgage Banking Fees
Wealth Management Income
Interchange Income
Service Charges
$12,714
$1,091
$2,570
$519
$809
$1,508
$3,198
$3,019
$13,943
$928
$2,503
$569
$2,127
$1,632
$3,206
$2,978
$16,376
$904
$5,456
$576
$1,514
$1,579
$3,387
$2,960
4Q'18
3Q'19
4Q'19

Adjusted Noninterest Income[1] (in thousands)


BOLI
Other Income[3]
SBA Gains
Mortgage Banking Fees
Wealth Management Income
Interchange Income
Service Charges
$12,859
$1,091
$2,715
$519
$809
$1,508
$3,198
$3,019
$13,834
$928
$2,394
$569
$2,127
$1,632
$3,206
$2,978
$13,837
$904
$2,917
$576
$1,514
$1,579
$3,387
$2,960
4Q'18
3Q'19
4Q'19

Noninterest income increased $2.4 million sequentially and adjusted noninterest income[1] remained flat at $13.8 million sequentially. Changes include:

- After a record third quarter boosted by refinance activity, mortgage banking fees decreased $0.6 million in the fourth quarter to $1.5 million. For the full year, mortgage banking fees increased $1.8 million, or 39%, to $6.5 million from the prior year, reflecting our strategic focus on generating saleable volume.
- Interchange income increased by $0.2 million, or 6%, in the fourth quarter, and by $1.1 million, or 9%, for the full year, the result of increased transaction activity across a growing customer base.
- On a GAAP basis, other income in the fourth quarter of 2019 includes $2.5 million in securities gains, which are excluded from reporting on an adjusted basis.

[1] Non-GAAP measure, see "Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP
[2] Other Income includes marine finance fees, swap related income and other fees related to customer activity as well as securities gains of $2.5 million in 4Q'19, securities losses of $847 thousand in 3Q'19, and securities losses of $425 thousand in 4Q'18. Other Income in 3Q'19 also includes $956 thousand in BOLI death benefits.
[3] Other Income on an adjusted basis includes marine finance fees, swap related income and other fees related to customer activity.

Seacoast BANKING CORPORATION OF FLORIDA
FOURTH QUARTER 2019 EARNINGS PRESENTATION
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Continued Focus on Disciplined Expense Control

90 +YEARS

Noninterest Expense (in thousands)



Other Expenses[2]
Legal & Professional
Occupancy & Telephone
Data Processing Cost
Amortization of Intangibles
Salaries & Benefits
$49,464
$6,086
$3,668
$6,801
$5,809
$1,303
$25,797
$38,583
$4,656
$1,648
$5,499
$3,711
$1,456
$21,613
$38,057
$4,910
$2,025
$5,435
$3,645
$1,456
$20,586
4Q'18
3Q'19
4Q'19

Adjusted Noninterest Expense[1] (in thousands)



Other Expenses[2]
Legal & Professional
Occupancy & Telephone
Data Processing Cost
Salaries & Benefits
$39,540
$5,650
$2,323
$5,701
$3,452
$22,414
$36,911
$4,591
$1,597
$5,414
$3,706
$21,603
$35,967
$4,875
$1,419
$5,430
$3,648
$20,595
4Q'18
3Q'19
4Q'19

Noninterest expense decreased $0.5 million and adjusted noninterest expense[1] decreased $0.9 million sequentially. Changes quarter-over-quarter include:

- Salaries and employee benefits decreased $1.0 million on a combined basis, the result of lower incentive accruals and our continued proven success at focusing on cost control across the franchise.
- Legal and professional fees increased $0.4 million, including $0.6 million incurred in the fourth quarter for merger related activities.
- Other expenses increased $0.6 million, including increases of $0.3 million in lending-related costs to support increased production and $0.2 million in recruiting and supporting the onboarding of new talent. For the full year, other expenses are down $2.0 million compared to 2018, reflecting our continued focus on efficiency and streamlining operations.

Seacoast BANKING CORPORATION OF FLORIDA

FOURTH QUARTER 2019 EARNINGS PRESENTATION

[1]Non-GAAP measure, see "Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP

[2]Other Expense includes marketing expenses and other expenses associated with ongoing business operations.

7

Continued Favorable Efficiency Ratio Trend GAAP - Efficiency Adjusted - Efficiency1 74% 71% 66% 64% 65% 62% 61% 61% 59% 58% 58% 58% 57% 57% 57% 57% 56% 56% 53% 53% 54% 51% 49% 48% 49% 48% 6 7 7 7 7 8 8 8 8 9 9 9 9 6 7 7 7 7 8 8 8 8 9 9 9 9 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 '1 Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q 4 1 2 3 4 1 2 3 4 1 2 3 4 4 1 2 3 4 1 2 3 4 1 2 3 4 • The efficiency ratio improved to 48.4% compared to 48.6% in the prior quarter and 65.8% in the fourth quarter of 2018. • The adjusted efficiency ratio1 improved to 47.5% compared to 49.0% in the prior quarter and 54.2% in the fourth quarter of 2018. • We continue to make improvements in driving top line revenues while focusing on streamlining operations. FOURTH QUARTER 2019 EARNINGS PRESENTATION 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP 8

Loan Growth Momentum Continues, Supported by a Strong Florida Economy and Strict Credit Underwriting Total Loans Outstanding ($ in millions) $5,198 • Fourth quarter loans totaled $5.2 billion, an increase $4,986 of $373 million, or 8%, year-over-year. $4,825 $4,828 $4,888 • New loan originations of $587 million, compared to $488 million in the prior quarter, contributed to net loan growth for the quarter of 17% on an annualized 5.22% 5.12% 5.16% 5.06% basis. 4.89% • Exiting the fourth quarter of 2019, pipelines were $256 4.77% 4.89% 4.82% million in commercial, $45 million in consumer and 4.76% 4.63% small business, and $38 million in residential loans. • Declines in loan yield continue to reflect the impact of the lower rate environment, affecting variable-rate loans and resulting in lower add-on rates for new loans originated. 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 Loans Reported Yield Y i e l d E x c l u d i n g Accretion on Acquired Loans FOURTH QUARTER 2019 EARNINGS PRESENTATION 9

Strong Deposit Franchise Supported by Attractive Markets Deposits Outstanding ($ in millions) $5,673 $5,606 $5,541 $5,585 $5,177 • Total deposits decreased $88 million, or 2%, quarter- $1,129 $1,054 $1,218 $1,185 over-quarter and increased $408 million, or 8%, $926 compared to the fourth quarter of 2018. • Transaction accounts increased 7% year-over-year, $1,701 $1,693 $1,687 $1,628 reflecting continued strong growth in core customer $1,667 balances, and represents 50% of overall deposit funding. • Overall cost of deposits decreased to 61 basis points from 73 basis points in the prior quarter. $2,776 $2,794 $2,768 $2,772 50% • Fourth quarter balances include an increase of $14 $2,584 million in brokered deposits. 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 Transaction Accounts Savings & Money Market Time Deposits FOURTH QUARTER 2019 EARNINGS PRESENTATION 10

Average Deposit Balances and Cost Deposit Mix and Cost of Deposits Trended Cost of Deposits Fed Funds Cost of Deposits 0.54% 0.67% 0.76% 0.73% 0.61% 10% 9% 9% 9% 9% 2.50% 2.50% 2.50% 20% 20% 20% 20% 21% 2.25% 2.00% 2.00% 1.75% 1.75% 22% 21% 21% 21% 20% 1.50% 1.25% 1.25% 13% 14% 14% 14% 14% 1.00% 4% 6% 6% 7% 6% 0.75% 0.76% 0.73% 0.67% 0.61% 0.50% 0.54% 0.39% 0.43% 31% 30% 30% 29% 30% 0.29% 0.33% 0.22% 0.15% 0.14% 0.14% 0.17% 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 Our focus on organic growth and relationship-based funding, in combination with our innovative analytics platform, supports a well-diversified low-cost deposit portfolio. FOURTH QUARTER 2019 EARNINGS PRESENTATION 11

Continued Strong Asset Quality Trends ($ in thousands) Net Charge-Offs Nonperforming Loans NCO NCO / Loans NPL - Non-Acquired NPL- Acquired Total NPL Ratio $3,7491 $3,225 $2,111 $5,965 $1,841 $5,644 $10,693 $6,986 $6,990 $20,400 $20,990 $963 $15,783 $15,423 $15,810 0.32% 0.08% 0.15% 0.17% 0.25% 0.55% 0.46% 0.47% 0.52% 0.52% 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 ALLL Classified and Criticized Assets2 ALLL ALLL Ratio ALLL Ratio-Total Classified Criticized Non-Acquired $35,154 $32,423 $32,822 $33,505 $33,605 4% 3% 3% 0.89% 0.89% 0.87% 0.84% 0.80% 3% 3% 14% 15% 12% 10% 9% 0.67% 0.68% 0.69% 0.67% 0.68% 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 FOURTH QUARTER 2019 EARNINGS PRESENTATION 1Includes charge off of $3.0 million for a single impaired loan. 2As a percentage of total risk-based capital 12

Strong Capital Supporting Fortress Balance Sheet Tangible Book Value / Book Value Per Share Tangible Common Equity / Tangible Assets Tangible Book Value Per Share Book Value Per Share 11.1% 11.1% $19.13 10.7% $18.08 $18.70 10.2% $16.83 $17.44 9.7% $14.76 $13.65 $14.30 $12.33 $12.98 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 Return on Tangible Common Equity Total Risk Based and Tier 1 Capital GAAP - ROTCE Adjusted - ROTCE 1 Total Risk Based Capital Tier 1 Ratio 15.5% 15.7% 15.4% 15.0% 15.2% 14.9% 15.0% 14.9% 15.1% 14.3% 15.2% 14.7% 15.3% 15.0% 14.2% 14.4% 14.6% 13.8% 14.3% 10.9% 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 FOURTH QUARTER 2019 EARNINGS PRESENTATION 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP 13

Steady Increase in Shareholder Value Tangible Book Value Per Share $14.76 $14.30 $13.65 $12.98 $12.33 $12.01 $11.67 $11.39 $11.15 $10.95 $10.55 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 Compounded annual growth rate of 13% in tangible book value per share since announcing our Vision 2020 targets in February 2017. FOURTH QUARTER 2019 EARNINGS PRESENTATION 14

We Remain Confident in our Ability to Achieve Our Vision 2020 Targets Vision 2020 Targets Return on Tangible Assets 1.30% + Return on Tangible Common Equity 16% + Efficiency Ratio Below 50% FOURTH QUARTER 2019 EARNINGS PRESENTATION 15

Contact Details: Seacoast Banking Corporation of Florida Charles M. Shaffer Executive Vice President Chief Operating Officer and Chief Financial Officer (772) 221-7003 INVESTOR RELATIONS NASDAQ: SBCF FOURTH QUARTER 2019 EARNINGS PRESENTATION 16

Appendix FOURTH QUARTER 2019 EARNINGS PRESENTATION 17

Loan Production and Pipeline Trend

(Amounts in thousands)	Quarterly Trend 4Q'19	3Q'19	2Q'19	1Q'19	4Q'18	Twelve Months Ended 4Q'19	4Q'18
Commercial pipeline at period end	$ 255,993	$ 359,716	$ 261,586	$ 177,318	$ 164,064	$ 255,993	$ 164,064
Commercial loan originations[1]	246,980	282,224	156,958	109,076	159,388	795,238	552,878
Residential pipeline-saleable at period end	18,995	35,136	46,723	25,939	13,556	18,995	13,556
Residential loans-sold	61,821	80,758	61,391	32,558	31,525	236,528	189,235
Residential pipeline-portfolio at period end	19,107	43,378	3,756	19,346	30,100	19,107	30,100
Residential loans-retained[2]	163,260	22,365	51,755	49,645	73,201	287,025	305,953
Consumer and small business pipeline at period end	45,106	66,341	65,532	67,591	53,453	45,106	53,453
Consumer and small business originations	115,022	103,115	136,479	118,503	114,195	473,119	443,406
Total Pipelines at Period End	**$ 339,201**	**$ 504,571**	**$ 377,597**	**$ 290,194**	**$ 261,173**	**$ 339,201**	**$ 261,173**
Total Originations	**$ 587,083**	**$ 488,462**	**$ 406,583**	**$ 309,782**	**$ 378,309**	**$ 1,791,910**	**$ 1,491,472**

[1]Includes commercial real estate loans purchased of $52 million in 3Q'19 and $20 million in 2Q'19

[2]Includes residential mortgages purchased of $99 million in 4Q'19, $6 million in 3Q'19, $30 million in 2Q'19 and $20 million in 3Q'18

Seacoast BANKING CORPORATION OF FLORIDA
FOURTH QUARTER 2019 EARNINGS PRESENTATION
18

Explanation of Certain Unaudited Non-GAAP Financial Measures This presentation contains financial information determined by These measures are also useful in understanding performance trends methods other than Generally Accepted Accounting Principles and facilitate comparisons with the performance of other financial (“GAAP”). The financial highlights provide reconciliations between institutions. The limitations associated with operating measures are GAAP and adjusted financial measures including net income, the risk that persons might disagree as to the appropriateness of items noninterest income, noninterest expense, tax adjustments and other comprising these measures and that different companies might define financial ratios. Management uses these non-GAAP financial measures or calculate these measures differently. The Company provides in its analysis of the Company’s performance and believes these reconciliations between GAAP and these non-GAAP measures. These presentations provide useful supplemental information, and a clearer disclosures should not be considered an alternative to GAAP.    understanding of the Company’s performance. The Company believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance and if not provided would be requested by the investor community. FOURTH QUARTER 2019 EARNINGS PRESENTATION 19

GAAP to Non-GAAP Reconciliation

(Amounts in thousands except per share data)	Quarterly Trend 4Q'19	3Q'19	2Q'19	1Q'19	4Q'18	Twelve Months Ended 4Q'19	4Q'18
Net Income	**$ 27,176**	**$ 25,605**	**$ 23,253**	**$ 22,705**	**$ 15,962**	**$ 98,739**	**$ 67,275**
Total noninterest income	16,376	13,943	13,577	12,836	12,714	56,732	50,022
Securities (gains)/losses, net	(2,539)	847	466	9	425	(1,217)	623
BOLI benefits on death (included in other income)	—	(956)	—	—	(280)	(956)	(280)
Total Adjustments to Noninterest Income	(2,539)	(109)	466	9	145	(2,173)	343
Total Adjusted Noninterest Income	**13,837**	**13,834**	**14,043**	**12,845**	**12,859**	**54,559**	**50,365**
Total noninterest expense	38,057	38,583	41,000	43,099	49,464	160,739	162,273
Merger related charges	(634)	—	—	(335)	(8,034)	(969)	(9,681)
Amortization of intangibles	(1,456)	(1,456)	(1,456)	(1,458)	(1,303)	(5,826)	(4,300)
Business continuity expenses - hurricane events	—	(95)	—	—	—	(95)	—
Branch reductions and other expense initiatives	—	(121)	(1,517)	(208)	(587)	(1,846)	(587)
Total Adjustments to Noninterest Expense	(2,090)	(1,672)	(2,973)	(2,001)	(9,924)	(8,736)	(14,568)
Total Adjusted Noninterest Expense	**35,967**	**36,911**	**38,027**	**41,098**	**39,540**	**152,003**	**147,705**
Income Taxes	8,103	8,452	6,909	6,409	4,930	29,873	20,259
Tax effect of adjustments	(110)	572	874	510	2,623	1,846	3,834
Taxes and tax penalties on acquisition-related BOLI	—	—	—	—	(485)	—	(485)
Effect of change in corporate tax rate on deferred tax assets	—	(1,135)	—	—	—	(1,135)	(248)
Total Adjustments to Income Taxes	(110)	(563)	874	510	2,138	711	3,101
Adjusted Income Taxes	7,993	7,889	7,783	6,919	7,068	30,584	23,360
Adjusted Net Income	**$ 26,837**	**$ 27,731**	**$ 25,818**	**$ 24,205**	**$ 23,893**	**$ 104,591**	**$ 79,085**
Earnings per diluted share, as reported	$ 0.52	$ 0.49	$ 0.45	$ 0.44	$ 0.31	$ 1.90	$ 1.38
Adjusted Earnings per Diluted Share	**0.52**	**0.53**	**0.50**	**0.47**	**0.47**	**2.01**	**1.62**
Average shares outstanding	52,081	51,935	51,952	52,039	51,237	52,029	48,748

Seacoast BANKING CORPORATION OF FLORIDA FOURTH QUARTER 2019 EARNINGS PRESENTATION

20

GAAP to Non-GAAP Reconciliation

(Amounts in thousands except per share data)	Quarterly Trend 4Q'19	3Q'19	2Q'19	1Q'19	4Q'18	Twelve Months Ended 4Q'19	4Q'18
Adjusted Noninterest Expense	$ 35,967	$ 36,911	$ 38,027	$ 41,098	$ 39,540	$ 152,003	$ 147,705
Foreclosed property expense and net gain/(loss) on sale	(3)	(262)	174	40	—	(51)	(460)
Net Adjusted Noninterest Expense	**$ 35,964**	**$ 36,649**	**$ 38,201**	**$ 41,138**	**$ 39,540**	**$ 151,952**	**$ 147,245**
Revenue	$ 78,136	$ 74,891	$ 73,713	$ 73,610	$ 72,698	$ 300,350	$ 261,537
Total Adjustments to Revenue	(2,539)	(109)	466	9	145	(2,173)	343
Impact of FTE adjustment	87	79	83	87	116	336	441
Adjusted Revenue on a Fully Taxable Equivalent Basis	**$ 75,684**	**$ 74,861**	**$ 74,262**	**$ 73,706**	**$ 72,959**	**$ 298,513**	**$ 262,321**
Adjusted Efficiency Ratio	**47.52%**	**48.96%**	**51.44%**	**55.81%**	**54.19%**	**50.90%**	**56.13%**
Average Assets	$ 6,996,214	$ 6,820,576	$ 6,734,994	$ 6,770,978	$ 6,589,870	$ 6,831,280	$ 6,057,335
Less average goodwill and intangible assets	(226,060)	(227,389)	(228,706)	(230,066)	(213,713)	(228,042)	(178,287)
Average Tangible Assets	**$ 6,770,154**	**$ 6,593,187**	**$ 6,506,288**	**$ 6,540,912**	**$ 6,376,157**	**$ 6,603,238**	**$ 5,879,048**
Return on Average Assets (ROA)	1.54%	1.49%	1.38%	1.36%	0.96%	1.45%	1.11%
Impact of removing average intangible assets and related amortization	0.12	0.12	0.12	0.12	0.09	0.11	0.09
Return on Average Tangible Assets (ROTA)	1.66	1.61	1.50	1.48	1.05	1.56	1.20
Impact of other adjustments for Adjusted Net Income	(0.09)	0.06	0.09	0.02	0.44	0.02	0.15
Adjusted Return on Average Tangible Assets	**1.57**	**1.67**	**1.59**	**1.50**	**1.49**	**1.58**	**1.35**
Average Shareholders' Equity	$ 976,200	$ 946,670	$ 911,479	$ 879,564	$ 827,759	$ 928,793	$ 740,571
Less average goodwill and intangible assets	(226,060)	(227,389)	(228,706)	(230,066)	(213,713)	(228,042)	(178,287)
Average Tangible Equity	**$ 750,140**	**$ 719,281**	**$ 682,773**	**$ 649,498**	**$ 614,046**	**$ 700,751**	**$ 562,284**
Return on Average Shareholders' Equity	11.04%	10.73%	10.23%	10.47%	7.65%	10.63%	9.08%
Impact of removing average intangible assets and related amortization	3.91	4.00	4.07	4.39	3.29	4.09	3.46
Return on Average Tangible Common Equity (ROTCE)	14.95	14.73	14.30	14.86	10.94	14.72	12.54
Impact of other adjustments for Adjusted Net Income	(0.76)	0.57	0.87	0.25	4.50	0.21	1.52
Adjusted Return on Average Tangible Common Equity	**14.19**	**15.30**	**15.17**	**15.11**	**15.44**	**14.93**	**14.06**

Seacoast BANKING CORPORATION OF FLORIDA FOURTH QUARTER 2019 EARNINGS PRESENTATION

21

GAAP to Non-GAAP Reconciliation

(Amounts in thousands except per share data)	Quarterly Trend 4Q'19	3Q'19	2Q'19	1Q'19	4Q'18	Twelve Months Ended 4Q'19	4Q'18
Loan interest income excluding accretion on acquired loans	$ 59,515	$ 59,279	$ 58,169	$ 58,397	$ 55,470	$ 235,359	$ 188,865
Accretion on acquired loans	3,407	3,859	4,166	3,938	4,089	15,371	11,329
Loan Interest Income[1]	**$ 62,922**	**$ 63,138**	**$ 62,335**	**$ 62,335**	**$ 59,559**	**$ 250,730**	**$ 200,194**
Yield on loans excluding accretion on acquired loans	4.63%	4.76%	4.82%	4.89%	4.77%	4.77%	4.59%
Impact of accretion on acquired loans	0.26	0.30	0.34	0.33	0.35	0.31	0.28
Yield on Loans[1]	**4.89**	**5.06**	**5.16**	**5.22**	**5.12**	**5.08**	**4.87**
Net interest income excluding accretion on acquired loans	$ 58,439	$ 57,168	$ 56,053	$ 56,923	$ 56,011	$ 228,582	$ 200,627
Accretion on acquired loans	3,407	3,859	4,166	3,938	4,089	15,371	11,329
Net Interest Income[1]	**$ 61,846**	**$ 61,027**	**$ 60,219**	**$ 60,861**	**$ 60,100**	**$ 243,953**	**$ 211,956**
Net interest margin excluding accretion on acquired loans	3.63%	3.64%	3.67%	3.76%	3.73%	3.67%	3.65%
Impact of accretion on acquired loans	0.21	0.25	0.27	0.26	0.27	0.25	0.20
Net Interest Margin[1]	**3.84**	**3.89**	**3.94**	**4.02**	**4.00**	**3.92**	**3.85**
Security interest income excluding tax equivalent adjustment	$ 8,630	$ 8,933	$ 9,076	$ 9,270	$ 9,728	$ 35,909	$ 38,743
Tax equivalent adjustment on securities	32	33	36	39	52	140	232
Security Interest Income[1]	**$ 8,662**	**$ 8,966**	**$ 9,112**	**$ 9,309**	**$ 9,780**	**$ 36,049**	**$ 38,975**
Loan interest income excluding tax equivalent adjustment	$ 62,867	$ 63,091	$ 62,287	$ 62,287	$ 59,495	$ 250,532	$ 199,984
Tax equivalent adjustment on loans	55	47	48	48	64	198	210
Loan Interest Income[1]	**$ 62,922**	**$ 63,138**	**$ 62,335**	**$ 62,335**	**$ 59,559**	**$ 250,730**	**$ 200,194**
Net interest income excluding tax equivalent adjustments	$ 61,759	$ 60,947	$ 60,135	$ 60,774	$ 59,984	$ 243,615	$ 211,514
Tax equivalent adjustment on securities	32	33	36	39	52	140	232
Tax equivalent adjustment on loans	55	47	48	48	64	198	210
Net Interest Income[1]	**$ 61,846**	**$ 61,027**	**$ 60,219**	**$ 60,861**	**$ 60,100**	**$ 243,953**	**$ 211,956**

[1]On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost.

Seacoast BANKING CORPORATION OF FLORIDA
FOURTH QUARTER 2019 EARNINGS PRESENTATION
22

GAAP to Non-GAAP Reconciliation ($ in thousands) $634 $2$91,12066 Tax effect of Merger$28,6 related32 adjustments charges $2,539 $1,456 Net Income Adjusted Net Income $27,176 Amortization of intangibles $Securities26,837 $26,837 gains, net FOURTH QUARTER 2019 EARNINGS PRESENTATION 23